Exhibit 10.6

CLIFFORD CHANCE LLP

EXECUTION VERSION

DATED 26 AUGUST 2022

THE DRILLING COMPANY OF 1972 A/S

THE COMPANY

THE RIG OWNERS NAMED HEREIN

AS RIG OWNERS

THE MATERIAL INTRA-GROUP CHARTERERS NAMED HEREIN

AS MATERIAL INTRA-GROUP CHARTERERS

THE FINANCIAL INSTITUTIONS NAMED HEREIN

AS HEDGE COUNTERPARTIES

DNB BANK ASA

ACTING AS AGENT

AND

DNB BANK ASA

ACTING AS SECURITY AGENT

AMENDMENT AGREEMENT RELATING TO A USD

1,550,000,000 TERM AND REVOLVING FACILITIES

AGREEMENT DATED 6 DECEMBER 2018

- i -

THIS AGREEMENT is dated 26 August 2022 and made between:

(1)	THE DRILLING COMPANY OF 1972 A/S (the “Company”);

(2)	THE SUBSIDIARIES of the Company listed in Schedule 1 (The Obligors) as rig owners (the “Rig Owners”);

(3)	THE SUBSIDIARIES of the Company listed in Schedule 1 (The Obligors) as material intra-group charterers (the “Material Intra-Group Charterers”);

(4)	MAERSK DRILLING A/S, a company incorporated under the laws of Denmark, having its registered office at Lyngby Hovedgade 85, 200 Kgs. Lyngby, Denmark, with CVR no. 32673821 (“Maersk Drilling”);

(5)	DNB BANK ASA as agent of the other Finance Parties (the “Agent”);

(6)	DNB BANK ASA as security trustee for the Secured Parties (the “Security Agent”); and

(7)	THE FINANCIAL INSTITUTIONS named on the signing pages as Hedge Counterparties (the “Hedge Counterparties”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Facility Agreement” means the Original Facility Agreement, as amended by this Agreement.

“Effective Date” means the date of the Effective Date Notice.

“Effective Date Notice” means a notice in the form set out in in Schedule 4 (Form of Effective Date Notice).

“Guarantee Obligations” means the guarantee and indemnity obligations of a Guarantor contained in the Original Facility Agreement.

“Guarantor” means each of the Company, each Rig Owner and each Material Intra-Group Charterer.

“Original Facility Agreement” means the term and revolving facilities agreement dated 6 December 2018 between, among others, the Company, the Rig Owners, the Material Intra-Group Charterers, the financial institutions listed therein as Lenders, the Agent and the Security Agent, as amended and supplemented from time to time prior to the date of this Agreement.

“Takeover” means the consummation of the Closing Date pursuant to, and as defined in, the business combination agreement dated 10 November 2021 between, among others, the Company and UK TopCo.

“UK TopCo” means Noble Corporation plc, a public limited company incorporated in England and Wales with company number 12958050 and any successor entity thereto.

“UK TopCo Guarantee” means the guarantee to be executed by UK TopCo in favour of the Security Agent (for and on behalf of itself, each Finance Party and each Hedge Counterparty), in the form set out at Schedule 5 (Form of UK TopCo Guarantee).

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Original Facility Agreement has the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses

In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Designation

In accordance with the Original Facility Agreement, each of the Company and the Agent designates this Agreement as a Finance Document.

2.	REPRESENTATIONS

The Repeating Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on the date of this Agreement, and references to Finance Documents in the Repeating Representations should be construed as references to this Agreement.

3.	AMENDMENT AND WAIVER

3.1	Amendment of the Original Facility Agreement

(a)

With effect on and from the date of this Agreement, the Original Facility Agreement shall be amended as set out in Part I (Initial Amendments) of Schedule 3 (Amendments to Original Facility Agreement).

(b)

With effect on and from the Effective Date, the Amended Facility Agreement shall be further amended as set out in Part II (Effective Date Amendments) of Schedule 3 (Amendments to Original Facility Agreement).

3.2	Effective Date and conditions precedent

(a)

The Agent shall notify the Company and the Lenders promptly upon receipt by the Agent of each of the documents and evidence listed in Schedule 2 (Conditions Precedent) in a form and substance reasonably satisfactory to the Agent (having regard to the requirements for the forms of such documents and evidence specified in Schedule 2 (Conditions Precedent) (where specified)).

(b)

The Company shall (and shall procure that UK TopCo shall) promptly execute and deliver to the Agent the Effective Date Notice on the date the Takeover is completed or, if later, the date on which the Company receives the Agent’s notification under Clause 3.2(a).

4.	CONTINUITY AND SECURITY CONFIRMATIONS

4.1	Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

4.2	Confirmation of Guarantee Obligations

For the avoidance of doubt, each Guarantor confirms for the benefit of the Finance Parties that all Guarantee Obligations owed by it under the Amended Facility Agreement shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 3.1 (Amendment of the Original Facility Agreement), and (b) extend to any new obligations assumed by any Obligor under the Finance Documents as a result of this Agreement (including, but not limited to, under the Amended Facility Agreement).

4.3	Confirmation of Security

For the avoidance of doubt, each Obligor and Maersk Drilling confirms for the benefit of the Finance Parties that the Security created by it pursuant to each Security Document to which it is a party shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 3.1 (Amendment of the Original Facility Agreement), and (b) continue to secure its Secured Obligations under the Finance Documents as amended (including, but not limited to, under the Amended Facility Agreement).

5.	FEES, COSTS AND EXPENSES

5.1	Transaction expenses

The Company shall within five Business Days of demand (provided that such demand is accompanied by sufficient information to make the relevant payment) pay the Agent and the Security Agent the amount of all pre-agreed external legal fees reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

5.2	Amendment fee

On the Effective Date (or, if that date is not a Business Day, on the next Business Day thereafter), the Company shall pay to the Agent (for the account of each Lender) an amendment fee in the Base Currency equal to zero point five per cent. (0.5%) of the relevant Lender’s Commitments outstanding as at the Effective Date.

6.	MISCELLANEOUS

6.1	UK TopCo Guarantee – appointment of the Security Agent

Each of the Agent (for and on behalf of itself and the other Finance Parties) and each Hedge Counterparty (a) appoints the Security Agent as its agent under and in connection with the UK TopCo Guarantee, and (b) authorises the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under or in connection with the UK TopCo Guarantee together with any other incidental rights, powers, authorities and discretions, in each case, subject to the provisions of clause 15 (The Security Agent) (other than clause 15.1 (Security Agent as trustee) of the Intercreditor Agreement as if references in those clauses to a “Debt Document” included a reference to the UK TopCo Guarantee.

6.2	UK TopCo Guarantee – role of UK TopCo

Notwithstanding the provision of the UK TopCo Guarantee, UK TopCo shall not constitute a Guarantor or an Obligor or (for the avoidance of any doubt) a member of the Group and the UK TopCo Guarantee shall not constitute a Finance Document, in each case, for the purpose of any Finance Document, provided that, from the Effective Date and for the purposes of clauses 27.1 (Non-payment), 27.7 (Insolvency), 27.8 (Insolvency proceedings), 27.9 (Creditors’ process), 40 (Amendments and Waivers), 41 (Confidential Information) and the definition of “Confidential Information” of the Amended Facility Agreement only, references to “Obligor” and “Group” shall be deemed to include a reference to UK TopCo in such clauses and definition, and references to a “Finance Document” shall be deemed to include the UK TopCo Guarantee in such clauses and definition.

6.3	Incorporation of terms

The provisions of clause 36 (Notices), clause 38 (Partial invalidity), clause 39 (Remedies and waivers) and clause 46 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” or “the Finance Documents” are references to this Agreement.

6.4	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

6.5	Entire agreement

Except in relation to each consent letter executed between a Finance Party and/or Hedge Counterparty and the Company in respect of the matters set out in this Agreement, this Agreement constitutes the entire agreement between the Obligors, the Finance Parties and the Hedge Counterparties in relation to the matters contained herein and supersedes any previous agreement, whether express or implied, regarding the matters contained herein.

7.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE OBLIGORS

Name of Rig Owner	Registration number (or equivalent, if any)

Maersk Drilling Holdings Singapore Pte. Ltd.	201026664E

Maersk Highlander UK Ltd	10195411

Maersk Drilling International A/S	34081182

Maersk Drillship I Singapore Pte. Ltd.	201321036K

Name of Material Intra-Group Charterer	Registration number (or equivalent, if any)

Maersk Highlander UK Limited, Singapore Branch	T17FC0094A

Maersk Drilling Services A/S	24206998

Maersk Invincible Norge A/S	35230335

Maersk Reacher Operations AS	921 289 510

Maersk Drilling Australia Pty. Ltd.	ACN 106 414 108

SCHEDULE 2

CONDITIONS PRECEDENT

1.	Obligors

(a)

A copy of the constitutional documents of each Obligor and Maersk Drilling or a certificate of an authorised signatory of each relevant Obligor and Maersk Drilling certifying that the constitutional documents previously delivered to the Agent in connection with the Original Facility Agreement have not been amended and remain in full force and effect.

(b)	A copy of a resolution of the board of directors of each Obligor and Maersk Drilling:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement; and

(ii)	authorising a specified person or persons to execute this Agreement on its behalf,

substantially in the latest form provided to the Lenders by each Obligor and Maersk Drilling under or in connection with the Finance Documents.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)

A certificate of an authorised signatory of the relevant Obligor and Maersk Drilling certifying that each copy document relating to it specified in this paragraph 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement, substantially in the latest form provided to the Lenders by each Obligor under or in connection with the Finance Documents.

2.	Supplemental Security

A copy of each of the following Security Documents, expressed to be second ranking, duly executed by Maersk Highlander UK Ltd and, if required, the Security Agent:

(a)	in respect of the Collateral Rig “Maersk Highlander”:

(i)	Deed of Covenants; and

(ii)	Insurance Assignment; and

(b)	Account Charge,

and, in each case, any notice or other document required to be provided under each such Security Document.

3.	UK TopCo

(a)	Certified copies of the constitutional documents of the UK TopCo.

(b)	A copy of a resolution of the board of directors of UK TopCo:

(i)	approving the terms of, and the transactions contemplated by, the UK TopCo Guarantee and resolving that it execute the UK TopCo Guarantee; and

(ii)	authorising a specified person or persons to execute the UK TopCo Guarantee on its behalf.

(c)

A certificate of an authorised signatory of the UK TopCo certifying that each copy document relating to it specified in this paragraph 3 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement, in the latest form provided to the Lenders by UK TopCo under or in connection with the Finance Documents.

(d)	A copy of the UK TopCo Guarantee executed by UK TopCo.

4.	Legal Opinions

Each of:

(a)

a legal opinion of Watson Farley & Williams LLP, legal advisers to the Agent in England, as to the capacity of the Obligor incorporated in England and Wales and UK TopCo to enter into this Agreement or the UK TopCo Guarantee (as applicable) and the enforceability of this Agreement, the UK TopCo Guarantee and the supplemental Security Documents referred to in paragraph 2 of this Schedule 2;

(b)

a legal opinion of Wong Tan & Molly Lim LLC, formal law alliance partner of Watson Farley & Williams Singapore, legal advisers to the Agent in Singapore, as to the capacity of each Obligor incorporated in Singapore to enter into this Agreement;

(c)	a legal opinion of Kromann Reumert, legal advisers to the Agent in Denmark, as to the capacity of each Obligor incorporated in Denmark to enter into this Agreement;

(d)	a legal opinion of Wikborg Rein Advokatfirma AS, legal advisers to the Agent in Norway, as to the capacity of the Obligor incorporated in Norway to enter into this Agreement; and

(e)	a legal opinion of HWL Ebsworth Lawyers, legal advisers to the Agent in Australia, as to the capacity of the Obligor incorporated in Australia to enter into this Agreement,

in each case, substantially in the latest form of such opinion provided to the Lenders by such legal adviser under or in connection with the Finance Documents (with such changes as a required due to changes in law or such legal adviser’s internal policies).

SCHEDULE 3

AMENDMENTS TO ORIGINAL FACILITY AGREEMENT

PART I

INITIAL AMENDMENTS

1.	Definitions

Clause 1.1 (Definitions) shall be amended as follows:

(a)	the definition of “ECA Lender” shall be deleted in its entirety and replaced with the following:

“”ECA Lender” means Eksportfinansiering Norge.”; and

(b)	the definitions of “ECA Guarantor” and “GIEK Guarantee” and all references to such terms in the Facility Documents shall be deleted.

2.	Merger of ECA Guarantor and ECA Lender

2.1	Clauses 1.4(b), 11.6 (Mandatory prepayment – Cessation of GIEK Guarantee), 22 (GIEK Guarantee), 28.3(b) and 28.4(b) shall be deleted and replace with the words “[Intentionally omitted]”.

2.2	Clause 15.5 (ECA Guarantee Commission) shall be deleted in its entirety and replaced with the following:

“15.5 ECA risk premium

The Company shall pay to the ECA Lender a risk premium in the amount and at the times agreed in the fee letter between the Company and the ECA Lender dated 17 June 2022.”.

2.3	Clause 28.2 (Company consent) shall be deleted in its entirety and replaced with the following:

“28.2 Company consent

(a)

Subject to Clause 28.9 (Sub-participations), the consent of the Company is required for an assignment, transfer, sub-participation or sub-contract by an Existing Lender, unless the assignment, transfer, sub-participation or sub-contract is made by the Existing Lender:

(i)	to another Lender or an Affiliate of any Lender; or

(ii)	at a time when an Event of Default is continuing.

(b)

The consent of the Company to an assignment, transfer, sub-participation or sub-contract must not be unreasonably withheld or delayed. The Company will be deemed to have given its consent ten Business Days after the Existing Lender has requested it unless consent is expressly refused by the Company within that time.”

2.4	Clause 31.18(a) shall be deleted in its entirety and replaced with the following:

“(a)	The Agent shall as agent for the ECA Lender have the following duties:

(i)

to inform the Company of interest, instalments and other amounts due from the Company to the ECA Lender, and fees due from the Company to the ECA Lender in accordance with Clause 15.5 (ECA risk premium);

(ii)	to notify the ECA Lender of any non-payment of any principal, interest, fees or other amount payable to the ECA Lender under this Agreement;

(iii)

to notify the ECA Lender (i) of any failure by the Company to deliver the documents required to be delivered under Clause 24.1 (Financial Statements) or Clause 24.2 (Compliance Certificate), (ii) in the event any of the insurances required to be maintained under paragraph 1.2 (Maintenance of Insurances) of Part II of Schedule 17 (Collateral Rigs and Insurance Undertakings) reaches its expiry date without relevant evidence of renewal being presented to it as Agent, and (iii) to forward to the ECA Lender the original or a copy of any document which is delivered to it as Agent by or on behalf of the insurers, hereunder any notice of non-renewal of the relevant insurances;

(iv)	to forward to the ECA Lender the original or a copy of any document which is delivered to the Agent for the ECA Lender by the Company;

(v)	unless otherwise instructed by the Majority Lenders, request from the Company that any non-compliance contemplated by (ii) or (iii) above be immediately remedied (if capable of remedy); and

(vi)	to keep and hold the originals of the Security Documents.”

2.5	Clause 40.3(b) shall be deleted in its entirety and replaced with the following:

“(b)

An amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to Clause 11.5 (Mandatory prepayment – Refinancing of Facility A) shall not be made without the prior consent of the ECA Lender.”

2.6	Part II (The Original Lenders) of Schedule 1 (The Original Parties) shall be amended by deleting reference to “Eksportkreditt Norge AS” and replacing it with reference to “Eksportfinansiering Norge”.

PART II

EFFECTIVE DATE AMENDMENTS

1.	Definitions and interpretation

(a)	Clause 1.1 (Definitions) shall be amended by inserting new definitions of “UK TopCo” and “UK TopCo Guarantee” in alphabetical order as follows:

“”UK TopCo” means Noble Corporation plc, a public limited company incorporated in England and Wales with company number 12958050 and any successor entity thereto.”; and

“”UK TopCo Guarantee” means the guarantee executed by UK TopCo in favour of the Security Agent.”.

(b)	A new clause 1.5 (UK TopCo Guarantee) shall be inserted as follows:

“1.5 UK TopCo Guarantee

Notwithstanding the provision of the UK TopCo Guarantee, UK TopCo shall not constitute a Guarantor or an Obligor or (for the avoidance of any doubt) a member of the Group and the UK TopCo Guarantee shall not constitute a Finance Document, in each case, for the purpose of any Finance Document, provided that, for the purposes of Clauses 27.1 (Non-payment), 27.7 (Insolvency), 27.8 (Insolvency proceedings), 27.9 (Creditors’ process), 40 (Amendments and Waivers), 41 (Confidential Information) and the definition of “Confidential Information” only, references to “Obligor” and “Group” shall be deemed to include a reference to UK TopCo in such Clauses and definition, and references to a “Finance Document” shall be deemed to include the UK TopCo Guarantee in such Clauses and definition.”

2.	Change of control

Clause 11.4 (Change of control) shall be deleted in its entirety and replaced with the following:

“11.4 Change of control

(a)	If:

(i)	any person or group of persons acting in concert other than the Majority Shareholders gains control, directly or indirectly, of more than 50% of the voting and/or ordinary shares of UK TopCo;

(ii)	UK TopCo ceases to own, directly or indirectly, 50.01% of the voting and/or ordinary shares of the Company; or

(iii)	the Majority Shareholders cease to own, directly or indirectly, at least 20% of the voting and/or ordinary shares of UK TopCo,

then in each case:

(A)

the Company shall promptly notify the Agent upon becoming aware of that event following which the Lenders shall negotiate in good faith with the Company for a period of 60 days with a view to agreeing terms and conditions that are acceptable to the Company and the Lenders for continuing the Facilities (the “Negotiation Period”);

(B)	during the Negotiation Period, a Lender shall not be obliged to fund a Utilisation except for a Rollover Loan;

(C)

if no agreement is reached within the Negotiation Period, the Agent shall, if a Lender so requires not later than 30 days after the end of the Negotiation Period, cancel the Commitment of that Lender and declare the participation of that Lender in all outstanding Utilisations and Ancillary Outstandings of that Lender or Affiliate of that Lender, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Commitment of that Lender will be cancelled and all such outstanding Utilisations and amounts will become immediately due and payable.

(b)	For the purpose of paragraph (a) above:

(i)	“acting in concert” means acting together pursuant to an agreement or understanding (whether formal or informal);

(ii)	“Majority Shareholders” means A.P. Møller Holding A/S, A.P. Møller – Mærsk A/S, A.P. Møller og Hustru Chastine Mc-Kinney Møllers Familiefond or Den A.P. Møllerske Støttefond; and

(iii)	“control” means the power (by way of ownership of shares, proxy, contract or otherwise) to cast, or control the casting of, votes that might be cast at a general meeting of UK TopCo.”

3.	Increase of Margin

Clause 12.1 (Calculation of interest) shall be deleted in its entirety and replaced with the following:

“12.1 Calculation of interest

(a)	The rate of interest on each Facility A Loan and Revolving Facility Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(i)	Margin, plus the percentage per annum for the applicable time period as set out in the table below:

Applicable time period	Percentage per annum
From twelve (12) months prior to the Termination Date for Facility A and the Revolving Facility until (but excluding) the date falling nine (9) months prior to the Termination Date for Facility A and the Revolving Facility	1.00
From nine (9) months prior to the Termination Date until (but excluding) the date falling six (6) months prior to the Termination Date for Facility A and the Revolving Facility	1.50
From six (6) months prior to the Termination Date for Facility A and the Revolving Facility	2.00

(in each case, such increased Margin shall be the “Margin” for all purposes of this Agreement and the other Finance Documents); and

(ii)	LIBOR or, in relation to any Loan in euro, EURIBOR or, in relation to any Loan in a Non-LIBOR Currency, the Benchmark Rate for that currency,

provided that, the rate of interest shall not in any case be less than zero.

(b)

The rate of interest on each Facility B Loan is the CIRR Interest Rate of 2.02 per cent. per annum. Interest in relation to each Facility B Loan shall be calculated on the basis of a 360 (three hundred and sixty) day year and a thirty (30) day month on each Utilisation of Facility B or on the Facility B Loan (as the case may be) and if there is a period of less than thirty (30) days, on the actual number of days elapsed, based on a thirty (30) day month.”

4.	All Lender matters

Clauses 40.2(h)(i) and 40.2(i) shall each be amended by inserting the words “or the UK TopCo Guarantee” after the words “under Clause 21 (Guarantee and indemnity)”.

SCHEDULE 4

FORM OF EFFECTIVE DATE NOTICE

To:	DNB Bank ASA as agent of the other Finance Parties

Amendment agreement dated [•] relating to a USD 1,550,000,000 term and revolving facilities agreement dated 6 December 2018 (the “Amendment Agreement”)

We refer to the Amendment Agreement. Terms defined in the Amendment Agreement have the same meaning in this notice.

This is the Effective Date Notice.

We hereby confirm that the Takeover has completed or is being completed contemporaneously with the delivery of this Effective Date Notice. For the purpose of the Amendment Agreement, the Effective Date is the date of this notice and the amendment of the Amended Facility Agreement in accordance with Part II (Effective Date Amendments) of Schedule 3 (Amendments to Original Facility Agreement) is now effective.

Dated: _______________

[Signature page follows]

The Company

SIGNED for and on behalf of
THE DRILLING COMPANY OF 1972 A/S

By:	By:

Title:	Title:

UK TopCo

SIGNED for and on behalf of
NOBLE CORPORATION PLC

By:

Title:

SCHEDULE 5

FORM OF UK TOPCO GUARANTEE

SIGNATURES

The Company

SIGNED for and on behalf of
THE DRILLING COMPANY OF 1972 A/S

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	General Counsel Attorney-in-Fact	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

Signature page to the Amendment Agreement.

The Rig Owners

SIGNED for and on behalf of
MAERSK DRILLING HOLDINGS SINGAPORE PTE. LTD.

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	General Counsel Attorney-in-Fact	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

SIGNED for and on behalf of
MAERSK DRILLSHIP I SINGAPORE PTE. LTD.

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	General Counsel Attorney-in-Fact	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

SIGNED for and on behalf of
MAERSK HIGHLANDER UK LTD

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	Company secretary	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

SIGNED for and on behalf of
MAERSK DRILLING INTERNATIONAL A/S

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	Director	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

Signature page to the Amendment Agreement.

The Material Intra-Group Charterers
SIGNED for and on behalf of
MAERSK HIGHLANDER UK LIMITED, SINGAPORE BRANCH

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	Company Secretary	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

SIGNED for and on behalf of
MAERSK DRILLING SERVICES A/S

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	Attorney-in-Fact	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

SIGNED for and on behalf of
MAERSK INVINCIBLE NORGE A/S

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	Director	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

Signature page to the Amendment Agreement.

SIGNED for and on behalf of
MAERSK REACHER OPERATIONS AS

By:	/s/ Klaus Greven Kristensen	By:	/s/ Morten Reinholdt Nielsen
Title:	General Counsel Attorney-in-Fact	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

SIGNED for and on behalf of
MAERSK DRILLING AUSTRALIA PTY. LTD (ACN 106 414 108) by its attorney under power of attorney in the presence of:

/s/ Camilla Richmann Signature of witness	/s/ Klaus Greven Kristensen Signature of attorney

Camilla Richmann Name of witness (print)	Klaus Greven Kristensen Name of attorney (print)

/s/ Camilla Richmann Signature of witness	/s/ Morten Reinholdt Nielsen Signature of attorney

Camilla Richmann Name of witness (print)	Morten Reinholdt Nielsen Name of attorney (print)
17 August 2022 Date of power of attorney By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

Signature page to the Amendment Agreement.

Other Debtor
SIGNED for and on behalf of
MAERSK DRILLING A/S

By:	/s/ Klaus Greven Kristensen	By:	/ s/ Morten Reinholdt Nielsen
Title:	Director	Title:	VP, Head of tax, treasury & insurance Attorney-in-Fact

Signature page to the Amendment Agreement.

The Agent

SIGNED for and on behalf of
DNB BANK ASA

By:	/s/ Jack Oldbury
Title:	Attorney-in-fact

The Security Agent

SIGNED for and on behalf of
DNB BANK ASA

By:	/s/ Jack Oldbury
Title:	Attorney-in-fact

Signature page to the Amendment Agreement.

The Hedge Counterparties

SIGNED for and on behalf of
NYKREDIT BANK A/S

By:	/s/ Henrik Michaelsen
Title:	Managing Director

SIGNED for and on behalf of
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Erling Amundsen
Title:	Attorney-at-Law

SIGNED for and on behalf of
NORDEA BANK ABP

By:	/s/ Didrik B. Wahl
Title:	Associate Director

SIGNED for and on behalf of
ING BANK N.V.

By:	/s/ Thomas Brouwer
Title:	Director

Signature page to the Amendment Agreement.

SIGNED for and on behalf of
DANSKE BANK A/S

By:	/s/ Jakob Hjorngaard
Title:	Senior Banker

SIGNED for and on behalf of
BNP PARIBAS

By:	/s/ Emmanuelle Scoubart
Title:	Authorized Signatory

SIGNED for and on behalf of
DNB BANK ASA

By:	/s/ Knut Ola Skotvedt
Title:	Senior Vice President

Signature page to the Amendment Agreement.